UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    January 10, 2012

SMARTPAY EXPRESS, INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	333-120967 (Commission File Number)	20-1204606 (I.R.S. Employer Identification No.)
1315 Lawrence Avenue, East Suite 520 Toronto, Ontario Canada (Address of principal executive offices)		M3A 3R3 (Zip Code)

Registrant’s telephone number, including area code  (416) 510-8351

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Explanatory Note:

This Form 8-K/A is being filed to submit the letter from the Company’s former auditors Mazars CPA Limited, that was inadvertently not filed.

Item 4.01  Changes in Registrant’s Certifying Accountant

Incorporated by reference from the Company’s Form 8-K filed on January 17, 2012.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incorporated by reference from the Company’s Form 8-K filed on January 17, 2012.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit             Description

16.1                 Letter from Mazars CPA Limited dated January 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SmartPay Express, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SMARTPAY EXPRESS, INC.

Dated: February 15, 2012	By:	/s/ Jun Chen
Jung Chen–Executive Vice President